Exhibit 99.2
Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2009 Unaudited Fourth Quarter & Full-Year Results June 5, 2009

Forward looking statements & non-GAAP financial information Forward-Looking Language This presentation contains certain management expectations, which may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Reform Act of 1995. Forward-looking information speaks only as to the date of this presentation and may be identified by use of words such as "may," "will," "believes," "anticipates," "plans," "expects," "estimates," "projects," "targets," "forecasts," "continues," "seeks," or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, business strategies, future financial results, unanticipated downturns to our relationships with customers, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, and unanticipated deterioration in economic and financial conditions in the United States and around the world. We do not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized. Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in the company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC), under Item 1A, "Risk Factors." Copies are available from the SEC or the Agilysys web site. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. Management believes that such information can enhance investors' understanding of the company's ongoing operations. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.

Q4 review: highlights Revenue decreased 19.6% from Q4 FY08 to $155.5M - market for enterprise IT hardware and solutions was weak Gross margin increased to 25.9% from 24.2% in prior year quarter on a higher proportion of software and services revenue and rebates SG&A, excluding depreciation and amortization, decreased $7.1M year-over-year largely due to previously announced cost saving actions Additional $10M of annual cost saving initiatives were executed in Q4, which will be realized in FY10 Total annualized cost savings actions taken in FY09 are in excess of $35M Restructuring charge of $3.9M in quarter associated with Q4 cost saving initiatives Asset impairment charge of $86.2M related to additional write-down of goodwill and intangible assets Adjusted EBITDA, excluding restructuring and asset impairment charges, was a loss of $1.8M compared with a loss of $2.3M in prior year quarter

Agilysys

Q4 review: consolidated results

Statement of Operations ($Mil., except per share)

	Three Months Ended March 31 2009	2008	%△
Net sales	$155.5	$193.4	*(19.6%)*
Cost of goods sold	$115.2	$146.5	*(21.4%)*
Gross profit	**$40.3**	**$46.9**	***(14.0%)***
	25.9%	*24.2%*	
SG&A (excl. depr. & amort.)	$42.0	$49.1	*(14.4%)*
Depreciation & amortization	$6.4	$10.3	*(37.9%)*
Asset impairment charges	$86.2	$0.0	*nm*
Restructuring charges (credits)	$3.9	($0.1)	*nm*
Operating income/(loss)	**($98.2)**	**($12.5)**	
Other expense/(income)	$1.9	($6.7)	
Interest expense/(income)	$0.1	($0.6)	
Income/(loss) before income taxes	**($100.2)**	**($5.2)**	
Income tax (benefit) expense	$14.4	($0.9)	
Income/(loss) from cont. ops.	**($114.6)**	**($4.3)**	
Income/(loss) from disc. ops., net of taxes	$0.8	$0.0	
Net income/(loss)	**($113.8)**	**($4.3)**	
Earnings per share:			
Continuing operations	($5.07)	($0.18)	
Discontinued operations	$0.04	$0.00	
Net income/(loss)	($5.03)	($0.18)	
Adjusted EBITDA excl. charges[1]	**($1.8)**	**($2.3)**	
	(1.2%)	*(1.2%)*	

(1) Excludes Asset impairment and Restructuring charges (credits)

Q4 Year-over-Year Commentary

- Hardware revenue decreased 28% from prior year which reduced gross profit
- SG&A, excluding depr. & amort., decreased $7.1M
  - Comp and benefits decreased approximately $8M
  - T&E decreased $1.6M
  - Bad debt expense increased $0.6M due to five customer bankruptcies
  - Outside services and professional fees increased $0.5M due to proxy contest and related activities
- On 20% lower sales, adjusted EBITDA, excluding charges, increased $0.5M
- Other expense includes a $1.9M non-cash write-down of Reserve Fund investment
- Loss from continuing operations was $114.7M largely due to impairment and restructuring charges

4

HSG RSG TSG 20.5 23.2 149.7 HSG RSG TSG 23.6 20 111.9 Q4 review: revenue by segment Q4 FY08 ($Mil.) Q4 FY09 ($Mil.) Demand environment for large IT infrastructure solutions was challenging and impacted TSG revenue disproportionately compared to other AGYS segments Hospitality Solutions Group ("HSG") Retail Solutions Group ("RSG") Technology Solutions Group ("TSG)

Q4 review: revenue mix Q1FY08 Q2FY08 Q3FY08 Q4FY08 Q1FY09 Q2FY09 Q3FY09 Q4FY09 Software & services as % of total 0.294 0.253 0.244 0.266 0.285 0.289 0.306 0.339 Software & services revenue 36.9 49 60.6 51.4 51.2 49.5 68.5 52.8 Software and Services Mix ($Mil.) Software and services revenue is a focus of our differentiation strategy and continue to grow despite soft market conditions

Q4 review: Hospitality ("HSG") HSG Segment Profit ($Mil.) Three Months Ended March 31 2009 2008 % Net sales $23.6 $20.5 15.1% Cost of goods sold $9.3 $8.4 10.7% Gross profit $14.3 $12.1 18.2% 60.6% 59.0% SG&A (excl. depr. & amort.) $10.0 $11.2 (10.7%) Depreciation & amortization $1.2 $1.2 0.0% Asset impairment charges $11.6 $0.0 nm Restructuring charges (credits) $0.0 $0.0 nm Operating income/(loss) ($8.5) ($0.3) Depreciation & amortization $1.2 $1.2 Adjusted EBITDA ($7.3) $0.9 Adjusted EBITDA excl. charges1 $4.3 $0.9 18.2% 4.4% (1) Excludes Asset impairment and Restructuring charges (credits) Revenue increased 15% as market for InfoGenesis solutions was strong in quarter Gross margin increased due to higher proportion of software and services SG&A, excluding depr. & amort., decreased by $1.2M $0.8M of Guest360 costs were capitalized in Q4 FY09 compared with zero in prior year quarter Bad debt decreased $0.3M T&E decreased $0.3M HSG executed cost savings initiative at end of Q4 that will result in $4M of annual savings in FY10 HSG Segment Profit ($Mil.) Q4 Year-over-Year Commentary

Q4 review: Retail ("RSG") RSG Segment Profit ($Mil.) Three Months Ended March 31 2009 2008 % Net sales $20.0 $23.2 (13.8%) Cost of goods sold $15.8 $18.0 (12.2%) Gross profit $4.2 $5.2 (19.2%) 21.0% 22.4% SG&A (excl. depr. & amort.) $5.2 $5.1 2.0% Depreciation & amortization $0.0 $0.0 nm Asset impairment charges $0.0 $0.0 nm Restructuring charges (credits) $0.0 $0.0 nm Operating income/(loss) ($1.0) $0.1 Depreciation & amortization $0.0 $0.0 Adjusted EBITDA ($1.0) $0.1 Adjusted EBITDA excl. charges1 ($1.0) $0.1 (5.0%) 0.4% (1) Excludes Asset impairment and Restructuring charges (credits) Revenue decreased 13.8% primarily due to lower hardware sales Gross margin contracted largely due to lower rebates on hardware sales SG&A, excl. depr. & amort., increased $0.1M - bad debt expense increased $0.8M due to three customer bankruptcies RSG executed cost savings initiative at end of Q4 that will result in over $2M of annual savings in FY10 RSG Segment Profit ($Mil.) Q4 Year-over-Year Commentary

Q4 review: Technology ("TSG")

Agilysys

TSG Segment Profit ($Mil.)

	Three Months Ended March 31		
	2009	2008	%△
Net sales	$111.9	$149.7	*(25.3%)*
Cost of goods sold	$89.0	$121.4	*(26.7%)*
Gross profit	**$22.9**	**$28.3**	***(19.1%)***
	20.5%	*18.9%*	
SG&A (excl. depr. & amort.)	$18.3	$21.3	*(14.1%)*
Depreciation & amortization	$4.1	$8.0	*(48.8%)*
Asset impairment charges	$74.6	$0.0	*nm*
Restructuring charges (credits)	$0.0	$0.0	*nm*
Operating income/(loss)	**($74.1)**	**($1.0)**	
Depreciation & amortization	$4.1	$8.0	
Adjusted EBITDA	**($70.0)**	**$7.0**	
Adjusted EBITDA excl. charges[1]	**$4.6**	**$7.0**	
	4.1%	*4.7%*	

(1) Excludes Asset impairment and Restructuring charges (credits)

Q4 Year-over-Year Commentary

- Soft demand for IT infrastructure solutions, especially hardware, contributed to 25% decline in revenue
  - Market was weaker than expected
- Gross margin expanded in quarter due to higher rebate margins and mix of product
- SG&A, excl. depr. & amort., decreased by $3.0M due to cost saving actions taken in FY09
  - Majority of SG&A savings is comp. & benefits related
- TSG executed cost savings initiative at end of Q4 that will result in approximately $2M of annual savings in FY10
- Intangible amortization was $4.0M lower due "catch-up" amortization that was recorded in Q4 FY08
- Asset impairment charge relates to write-down of Innovative goodwill

9

Q4 review: Corporate Corporate Segment ($Mil.) Three Months Ended March 31 2009 2008 $ Net sales $0.0 $0.0 $0.0 Cost of goods sold $1.2 ($1.2) $2.4 Gross profit ($1.2) $1.2 ($2.4) SG&A (excl. depr. & amort.) $8.5 $11.5 ($3.0) Depreciation & amortization $1.1 $1.0 $0.1 Asset impairment charges $0.0 $0.0 $0.0 Restructuring charges (credits) $3.9 ($0.1) $4.0 Operating income/(loss) ($14.7) ($11.2) ($3.5) Depreciation & amortization $1.1 $1.0 $0.1 Adjusted EBITDA ($13.6) ($10.2) ($3.4) Adjusted EBITDA excl. charges1 ($9.7) ($10.3) $0.6 (1) Excludes Asset impairment and Restructuring charges (credits) Cost of goods sold related to miscellaneous product pricing adjustments increased $2.4M SG&A, excl. depr. & amort., decreased $3.0M due to previously announced cost saving actions Outside services and professional fees increased $0.6M due to proxy contest related activities Corp. executed cost savings initiative at end of Q4 that will result at least $2M of annual savings in FY10 Restructuring charges relate to severance associated with Q4 cost saving initiatives Corporate Segment ($Mil.) Q4 Year-over-Year Commentary

FY09 review: consolidated results Statement of Operations ($Mil., except per share) Twelve Months Ended March 31 2009 2008 % Net sales $730.7 $760.2 (3.9%) Cost of goods sold $532.0 $581.7 (8.5%) Gross profit $198.7 $178.5 11.3% 27.2% 23.5% SG&A (excl. depr. & amort.) $179.0 $172.9 3.5% Depreciation & amortization $27.1 $23.5 15.1% Asset impairment charges $231.9 $0.0 nm Restructuring charges (credits) $40.8 ($0.1) nm Operating income/(loss) ($280.1) ($17.9) Other expense/(income) $2.6 ($6.6) (138.9%) Interest expense/(income) $0.6 ($12.2) (104.9%) Income/(loss) before income taxes ($283.3) $0.9 Income tax (benefit) expense ($1.1) ($0.9) Income/(loss) from cont. ops. ($282.2) $1.8 Income/(loss) from disc. ops., net of taxes ($1.9) $1.8 Net income/(loss) ($284.1) $3.6 Earnings per share: Continuing operations ($12.49) $0.07 Discontinued operations ($0.09) $0.06 Net income/(loss) ($12.58) $0.13 Adjusted EBITDA excl. charges1 $19.7 $5.7 2.7% 0.7% (1) Excludes Asset impairment and Restructuring charges (credits) Revenue declined 3.9% - pro forma for full year acquisitions, revenue declined 12.2% Gross profit increased over $20M on declining revenue due to higher mix of software and services revenue and rebates SG&A, excl. depr. & amort., increased by $6.2M due to: Approximately $14M from full-year of SG&A from FY 08acquisitions Bad debt expense of $2.2M and professional fees of $1.8M Realized portion of cost saving actions executed in FY09 were approximately $15M Other expense/(income) includes $3.0M write- down of Reserve Fund investment in FY09 FY09 Year-over-Year Commentary Statement of Operations ($Mil., except per share)

FY09 review: summary balance sheet performance Cash at year-end was $36.2M - a decrease of $36.2 million from 12/31/08 A/R generated $19.7M of cash A/P generated $16.5M of cash Floor plan financing payments consumed $71.7M of cash Days sales outstanding deteriorated from 69 days at 12/31/08 to 88 days at 3/31/09 April collections were very strong - cash at end of April 2009 was $78.7M Capital expenditures were $2.7M for Q4 and $7.1M for FY09- majority of capital expenditures relate to implementation of new Oracle enterprise software As of May 6, 2009, there were no amounts outstanding under floor plan financing Commentary Working Capital ($Mil.) Q4FY08 Q1FY09 Q2FY09 Q3FY09 Q4FY09 Receivables 166.9 151 134.5 172 152.3 Working capital as % of sales 0.075 0.076 0.051 0.049 0.092 Inventory 25.4 24.1 23.5 25.5 27.2 Working capital is (A/R + Inventory) less (A/P + IGF flooring + Deferred Revenue) Quarterly revenue annualized at historical quarterly skew

Segment: trailing twelve months ("TTM") Mar '08 Jun Sep Dec Mar '09 EBITDA 9 10 9.7 10.9 14.3 EBITDA Margin 0.106 0.104 0.101 0.112 0.143 Mar '08 Jun Sep Dec Mar '09 Organic 84.8 96.2 96.1 96.6 99.6 HSG Revenue ($Mil.) HSG Adjusted EBITDA1 ($Mil.) Mar '08 Jun Sep Dec Mar '09 Organic 129.7 147.6 143.7 125.4 122.2 RSG Revenue ($Mil.) RSG Adjusted EBITDA1 ($Mil.) Mar '08 Jun Sep Dec Mar '09 EBITDA 6.1 8.9 7.4 9.1 8 EBITDA Margin 0.047 0.06 0.051 0.073 0.066 1. Excludes Impairment and Restructuring charges

Segment: trailing twelve months ("TTM") TSG Revenue ($Mil.) TSG Adjusted EBITDA1 ($Mil.) Mar '08 Jun Sep Dec Mar '09 Organic 42 44.4 45.9 44.1 41.1 Corp Expenses2 ($Mil.) Mar '08 Jun Sep Dec Mar '09 Organic 545.6 570.5 552.7 546.6 508.9 Mar '08 Jun Sep Dec Mar '09 EBITDA 28.8 28.2 36 38.5 36.1 EBITDA Margin 0.053 0.049 0.065 0.07 0.071 2. Excludes depreciation, amortization restructuring and asset impairment charges 1. Excludes Impairment and Restructuring charges

AGYS: trailing twelve months ("TTM") Mar '08 Jun Sep Dec Mar '09 EBITDA 5.7 7.1 11.9 19.2 19.7 EBITDA Margin 0.0075 0.009 0.015 0.025 0.027 Mar '08 Jun Sep Dec Mar '09 Organic 760.2 814.3 792 768.6 730.7 Adjusted EBITDA excl. charges2 ($Mil.) Additional notes Excludes results from TSG's Asian operations that are reported in discontinued operations Excludes Impairment and Restructuring charges Revenue1 ($Mil.)

FY10 positioning & guidance Well Positioned for FY10 Company eliminated over $35M in annualized cost in FY09 New organization structure provides streamlined decision making and reduced overhead Cost structure is aligned with current demand outlook New credit facility enhances strong working capital position and further increases financial flexibility Strategic investment in Guest360, HSG's new property management software, is on schedule Implementation of Oracle enterprise software in fiscal 2010 will provide opportunity to further reduce overhead costs and improve working capital Guidance Demand environment remains weak Company continues to suspend revenue guidance until economic conditions stabilize Fiscal 2010 Adjusted EBITDA expected to be in excess of $25M Stock compensation is expected to be approximately $4M Capital expenditures are expected to be approximately $10M of which $3M relates to capitalization of Guest360TM development costs and $5.5M relates to Oracle ERP implementation

Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2009 Unaudited Fourth Quarter & Full-Year Results June 5, 2009

Reconciliation of adjusted EBITDA to net income AGILYSYS, INC. RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME Three Months Ended Twelve Months Ended (In thousands) March 31, March 31, 2009 2008 2009 2008 (Unaudited) (Unaudited) (Unaudited) Net (loss) income $ (113,788) $ (4,328) $ (284,134) $ 3,659 Plus: Interest expense (income), net 90 (583) 659 (12,226) Income tax expense (benefit) 14,385 (880) (1,096) (922) Depreciation and amortization expense (a) 6,345 10,223 27,099 23,587 Other expense (income), net 1,875 (6,697) 2,570 (6,566) (Income) loss from discontinued operations (804) 40 1,947 (1,801) Adjusted EBITDA from continuing operations $ (91,897) $ (2,225) $ (252,955) $ 5,731 (a) Depreciation and amortization expense excludes amortization of deferred finance costs, as such costs are alread included in interest (income) expense, net.